QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): April 17, 2003

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5975 Castle Creek Parkway, North Drive
P.O. Box 50466
Indianapolis, Indiana        46250-0466
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 594-9499

N/A
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure. (information in this Item 9. is being furnished under "Item 12.
                Results of Operations and Financial Condition.")

        The Press Release issued by the Registrant dated April 17, 2003 reporting the Registrant's results of operations and financial condition for the Registrant's fiscal quarter ended March 31, 2003, is incorporated herein by reference and furnished to the Securities and Exchange Commission with this report as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2003
ITT Educational Services, Inc.
	By:	/s/ CLARK D. ELWOOD Name: Clark D. Elwood Title: Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Text of Press Release issued by the Registrant dated April 17, 2003.

QuickLinks

  Item 9. Regulation FD Disclosure. (information in this Item 9. is being furnished under "Item 12. Results of Operations and Financial Condition.")
SIGNATURE
INDEX TO EXHIBITS